KRAMER LEVIN NAFTALIS & FRANKEL LLP


                                                     October 26, 2005


E.I.I. Realty Securities Trust
717 Fifth Avenue, 10th Floor
New York, New York  10022

                  Re:      E.I.I. Realty Securities Trust
                           File No. 333-45959
                           --------------------------------

Dear Gentlemen:

      We hereby consent to the reference to our firm as counsel in this Post-Effective Amendment No. 9 to the Registration Statement No. 333-45959 on Form N-1A.

                                Very truly yours,


                               /s/ Kramer Levin Naftalis & Frankel LLP